SCHEDULE 14A (RULE 14A-101)
        INFORMATION REQUIRED IN PROXY STATEMENT SCHEDULE 14A INFORMATION
                    PROXY STATEMENT PURSUANT TO SECTION 14(A)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the registrant                      /X/

Filed by a party other than the registrant   / /

Check the appropriate box:

/X/  Preliminary proxy statement

/ / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

/ /  Definitive proxy statement

/ /  Definitive additional materials

/ /  Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)
                                  TIMOTHY PLAN
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

                                 NOT APPLICABLE

                                The Timothy Plan

Timothy Plan Small-Cap Value Fund          Timothy Plan Mid/Large-Cap Value Fund
Timothy Plan Fixed Income Fund             Timothy Plan Money Market Fund

                     Timothy Plan Small-Cap Variable Series

                1304 West Fairbanks Avenue Winter Park, FL 32789

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON MAY 15, 2000

To the Shareholders of All Timothy Plan Funds:

     The Timothy Plan (the "Trust") is holding a special meeting of shareholders on Monday, May 15, 2000 at 10:00 a.m., Eastern Time. The meeting will be held at the Trust's offices, located at 1304 West Fairbanks Avenue, Winter Park, Florida 32789.

     The Trust is a Delaware business trust, operating as a registered management investment company. The Trust currently offers shares of the following series (each a "Fund" and together the "Funds") to the public: Timothy Plan Small-Cap Value Fund; Timothy Plan Mid/Large-Cap Value Fund; Timothy Plan Fixed Income Fund; Timothy Plan Money Market Fund, and; Timothy Plan Small-Cap Variable Series. The Trust further has divided the shares into various classes of shares. The table below briefly describes the various share classes and identifies which Fund(s) offer each share class. This proxy statement relates to all share classes of all Funds.

-------------------------- ---------------------- ----------------------- ----------------------- -----------------------
                                                                          CLASS C SHARES ARE
                                                  CLASS B SHARES ARE      OFFERED TO THE PUBLIC
                                                  OFFERED TO THE PUBLIC   WITHOUT FRONT OR        NO-LOAD SHARES ARE
                           CLASS A SHARES ARE     WITH A DECLINING        BACK-END SALES LOADS,   OFFERED TO THE PUBLIC
                           OFFERED TO THE         CONTINGENT DEFERRED     BUT WITH A CONTINUING   WITHOUT SALES CHARGES
          FUND             PUBLIC WITH A          SALES CHARGE            ADDITIONAL SERVICING    OR ADDITIONAL ONGOING
                           FRONT-END SALES        (BACK-END LOAD)         FEE.                    SERVICING FEES
                           CHARGE.
-------------------------- ---------------------- ----------------------- ----------------------- -----------------------
Timothy Plan Small-Cap
Value Fund                           X                      X                       X
-------------------------- ---------------------- ----------------------- ----------------------- -----------------------
Timothy Plan Mid/Large
Cap Value Fund                       X                      X                       X
-------------------------- ---------------------- ----------------------- ----------------------- -----------------------
Timothy Plan Fixed
Income Fund                          X                      X                       X
-------------------------- ---------------------- ----------------------- ----------------------- -----------------------
Timothy Plan Money
Market Fund                                                                                                 X
-------------------------- ---------------------- ----------------------- ----------------------- -----------------------
Timothy Plan Small-Cap
Variable Series                                                                                             X
-------------------------- ---------------------- ----------------------- ----------------------- -----------------------

     The meeting is being held for the following purposes:

(1) To elect nine trustees, each of whom will serve until his successor is elected and qualified;

(2) To approve a revised Plan of Distribution Pursuant to Rule 12b-1 for the Class A shares of the Timothy Plan Small-Cap Value Fund;

(3) To approve the conversion of Class C shares of the Timothy Plan Small-Cap Value Fund, Timothy Plan Mid/Large-Cap Value Fund, and Timothy Plan Fixed Income Fund to Class B shares; and

(4)  To transact such other business as may properly come before the meeting.

     You may vote at the meeting if you are the record owner of any class of shares of any Fund as of the close of business on March 31, 2000. If you attend the meeting, you may vote your shares in person. If you expect to attend the meeting, please call the Trust at 1-800-846-7526 to inform them. If you do not expect to attend the meeting, please fill in, date, sign and return the proxy card in the enclosed, postage paid envelope.

     PLEASE VOTE NOW TO HELP SAVE THE COST OF ADDITIONAL SOLICITATIONS.

     As always, we thank you for your confidence and support.

                                        By Order of the Board of Trustees,

                                        /s/ Arthur D. Ally
                                        President

April 17, 2000

                                THE TIMOTHY PLAN

Timothy Plan Small-Cap Value Fund          Timothy Plan Mid/Large-Cap Value Fund
Timothy Plan Fixed Income Fund             Timothy Plan Money Market Fund

                     Timothy Plan Small-Cap Variable Series

                1304 West Fairbanks Avenue Winter Park, FL 32789
--------------------------------------------------------------------------------
                             Toll Free: 800-846-7526

                                 PROXY STATEMENT
                              DATED APRIL 17, 2000

--------------------------------------------------------------------------------

                         SPECIAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON MAY 15, 2000

WHAT IS HAPPENING?

     The Board of Trustees (the "Board") of the Timothy Plan (the "Trust") has voted to call a special meeting of shareholders of each of the seven separate series listed above (each a "Fund" and together the "Funds"), in order to seek shareholder approval of three proposals relating to the Trust. The meeting will be held at the Trust's offices, located at 1304 West Fairbanks Avenue, Winter park, Florida 32789, at 10:00 a.m., Eastern Time, on Monday, May 15, 2000. If you expect to attend the meeting in person, please call the Trust at 1-800-846-7526 to inform them of your intentions.

WHAT ITEMS OF TRUST BUSINESS AM I BEING ASKED TO VOTE ON?

     The Board is asking you to approve three proposals: (1) Elect nine trustees; (2) Approve a revised Rule 12b-1 Plan for the Class A shares of the Timothy Plan Small-Cap Value Fund; and (3) Approve the conversion of Class C shares to Class B shares for the Timothy Plan Small-Cap Value Fund, Timothy Plan Mid/Large-Cap Value Fund, and Timothy Plan Fixed Income Fund.

WHICH PROPOSALS APPLY TO ME?

     The table below summarizes each proposal to be presented at the meeting and shows the Funds (and share classes) whose shareholders may vote for each proposal.

--------------------------------------------------- ------------------------------------------------------
              PROPOSAL                                             AFFECTED FUNDS
--------------------------------------------------- ------------------------------------------------------
1.  Electing Trustees                               All shareholders of all Funds may vote.
--------------------------------------------------- ------------------------------------------------------
2.  Approving a revised 12b-1 Plan for the Class    Only eligible Class A shareholders of the Timothy Plan
    A shares of the Timothy Small-Cap Value Fund    Small-Cap Value Fund may vote on this proposal.
--------------------------------------------------- ------------------------------------------------------
3.  Converting Class C shares to Class B shares     Only eligible Class C shareholders of the Timothy Plan
                                                    Small-Cap Value Fund, the Timothy Plan Mid/Large-Cap
                                                    Value Fund, and the Timothy Plan Fixed Income Fund may
                                                    vote on this proposal.
-------------------------------------------------- -------------------------------------------------------

AM I ELIGIBLE TO VOTE?

     If you were the record owner of any class of shares of any Fund as of the close of business on March 31, 2000 (the "Record Date"), then you are eligible to vote on one or more of the proposals (See the table in the preceding paragraph to find out which proposals apply to you). The number of shares for each class of shares outstanding for each Fund as of the Record Date is listed in Appendix A to this proxy statement.

HOW DO I VOTE?

     VOTING BY PROXY

     The simplest and quickest way for you to vote is to complete, sign and date the enclosed proxy card and mail it back to the Trust in the envelope provided. The Board urges you to fill out and return your proxy card even if you plan to attend the meeting. Returning your proxy card will not affect your right to attend the meeting and vote.

     The  Board has named  _____________________,  _______________________,  and
     _______________ as proxies, and their names appear on your proxy card(s). By signing your proxy card and returning it, you are appointing those persons to vote for you at the meeting. If you properly fill in your proxy card and return it to the Trust in time to vote, one of the appointed proxies will vote your shares as you have directed. If you sign and return your proxy card, but do not make specific choices, one of the appointed proxies will vote your shares on each proposal as recommended by the Board.

     If an additional matter is presented for vote at the meeting, one of the appointed proxies will vote in accordance with his or her best judgment. At the time this proxy statement was printed, the Board was not aware of any other matter that needed to be acted upon at the meeting other than the three proposals discussed in this proxy statement.

     If you appoint a proxy by signing and returning your proxy card, you can revoke that appointment at any time before it is exercised. You can revoke your proxy by sending in another proxy with a later date, or by notifying the Trust's secretary in writing, before the meeting, that you have revoked your proxy, at the following address: Mr. Joseph Boatwright, The Timothy Plan, 1304 West Fairbanks Avenue, Winter Park, FL 32789.

     VOTING IN PERSON

     If you attend the meting and wish to vote in person, you will be given a ballot when you arrive. If you have already voted by proxy and wish to vote in person instead, you will be given an opportunity to do so during the meeting. If you attend the meeting, but your shares are held in the name of your broker, bank or other nominee, you must bring with you a letter from that nominee stating that you are the beneficial owner of the shares on the Record Date and authorizing you to vote.

HOW DOES THE BOARD RECOMMEND THAT I VOTE?

     The Board recommends that you vote "For" each of the proposals described in this proxy statement.

WHAT IS A QUORUM AND WHY IS IT IMPORTANT?

     A quorum is the number of outstanding shares, as of the Record Date, that must be present, in person or by proxy, in order for the Trust to hold a valid shareholder meeting. The Trust cannot hold a valid shareholder meeting unless there is a quorum of shareholders present in person or by proxy. The Trust's Agreement and Declaration of Trust requires that the presence, in person or by proxy, of a majority of the shares entitled to vote on a matter shall constitute a quorum, unless a larger number of shares is required pursuant to law. The table below sets forth the quorum required for each proposal to be voted at the meeting:

--------------------------------------------------- ---------------------------------------------------------
                     PROPOSAL                                  NUMBER OF SHARES REQUIRED FOR QUORUM
--------------------------------------------------- ---------------------------------------------------------
1.  Electing Trustees                               A majority of all outstanding shares (as of March 31,
                                                    2000) of all Funds, in the aggregate.
--------------------------------------------------- ---------------------------------------------------------
2.  Approving a revised 12b-1 Plan                  A majority of the outstanding Class A shares (as of March
                                                    31, 2000)of the Timothy Plan Small-Cap Value Fund.
--------------------------------------------------- ---------------------------------------------------------
3.  Converting Class C shares to Class B shares:    A majority of the outstanding Class C shares (as of March
                                                    31, 2000) of the Timothy Plan Small-Cap Value Fund, the
                                                    Timothy Plan Mid/Large-Cap Value Fund, and the Timothy
                                                    Plan Fixed Income Fund.
--------------------------------------------------- ---------------------------------------------------------

     Under rules applicable to broker-dealers, if your broker holds your shares in its name, the broker is allowed to vote your shares on Proposal 1 (Election of Trustees) even if it has not voting received instructions form you. However, your broker is not allowed to vote your shares on proposals 2 and 3 ( Approving a revised 12b-1 Plan and converting Class C shares to Class B shares) unless it has received voting instructions from you. If your broker does not vote your shares on Proposals 2 or 3 because it has not received instructions from you, those shares will be considered broker non-votes.

     Broker non-votes and abstentions with respect to a proposal count as present for purposes of establishing a quorum.

WHAT IS THE VOTE NECESSARY TO APPROVE EACH PROPOSAL?

     The following table describes the votes needed to approve each Proposal:

--------------------------------------------------- ---------------------------------------------------------
                     PROPOSAL                                       VOTES REQUIRED TO APPROVE
--------------------------------------------------- ---------------------------------------------------------
1.  Elect new Trustees                              The affirmative vote of a plurality of the votes cast for
                                                    each Trustee.  This means that the nine people who
                                                    receive the most votes will be elected.  In an
                                                    uncontested election of trustees, the plurality
                                                    requirement is not a factor.
--------------------------------------------------- ---------------------------------------------------------
2.  Approve a revised 12b-1 Plan                    Only Class A shareholders of the Timothy Plan Small-Cap
                                                    Value Fund vote on this Proposal.  The affirmative vote
                                                    of a majority of the outstanding shares of the Class
                                                    entitled to vote is required.
--------------------------------------------------- ---------------------------------------------------------
3.  Convert Class C shares to Class B shares        Only Class C shareholders of the Timothy Plan Small-Cap
                                                    Value Fund, the Timothy Plan Mid/Large-Cap Value Fund,
                                                    and the Timothy Plan Fixed Income Fund vote on this
                                                    Proposal.  The affirmative vote of a majority of the
                                                    Class C shares entitled to vote of each Fund is required
                                                    to approve the Proposal as to that Fund.  Each Fund is
                                                    independent.  Accordingly, the Class C shareholders of
                                                    one Fund could approve the Proposal and the Class C
                                                    shareholders of another Fund could reject the Proposal.
--------------------------------------------------- ---------------------------------------------------------

     The Investment Company Act of 1940, as amended (the "1940 Act") defines a "majority" of the outstanding voting securities of a Fund (or applicable Class of shares) as the lesser of (a) the vote of holders of at least 67% of the voting securities of the Fund (or applicable Class of shares) present in person or by proxy, if more than 50% of such shares are present in person or by proxy; or (b) the vote of holders of more than 50% of the outstanding voting securities of the Fund (or applicable Class of shares).

     Broker non-votes will not count as votes cast and will have the effect of votes against proposals 2 and 3.

CAN THE MEETING BE ADJOURNED?

     The appointed proxies may propose to adjourn the meeting, either in order to solicit additional proxies or for other purposes. If there is a proposal to adjourn the meeting, the affirmative vote of a majority of the shares present, in person or by proxy, is required to approve such proposal.

WHO IS PAYING THE COST OF THE SHAREHOLDER MEETING AND THIS
PROXY SOLICITATION?

     The Trust is paying the costs of the shareholder meeting and proxy solicitation.

WHO DO I CALL IF I HAVE QUESTIONS?

     At your request, the Trust will send you a free copy of its most recent audited annual report, and its most recent subsequent semi-annual report, if any. Please call the Trust at 1-800-846-7526 to request an annual and/or semi-annual report, or with any questions you may have relating to this proxy statement.

--------------------------------------------------------------------------------
              PROPOSAL # 1. ELECTION OF NINE TRUSTEES TO THE BOARD

WHO ARE THE NOMINEES FOR TRUSTEE?

     The Board has approved the nomination of Arthur D. Ally, Joseph E. Boatwright, Wesley W. Pennington, Jock M. Sneddon, W. Thomas Fyler, Jr., Randy R. Brunson, Mathew D. Staver, Charles E. Nelson, and Mark A. Minnella, each to serve as a Trustee until his successor has been elected and duly qualified.

     Messrs. Ally, Boatwright, Pennington, Sneddon and Fyler presently serve as Trustees to the Trust and each Fund. Mr. Ally currently also serves as President of the Trust and Chairman of the Board of Trustees. Mr. Boatwright also currently serves as Secretary to the Trust, and Mr. Pennington also currently serves as Treasurer to the Trust. Mr. Fyler was appointed as a Trustee by the Board in December, 1998 to fill a vacancy created by the resignation of another Trustee. Messrs. Brunson, Staver, Nelson and Minnella are being proposed as Trustees for the first time.

     No Trustee or nominee is a party adverse to the Trust or any of its affiliates in any material legal proceeding, nor does any Trustee or nominee have a materially adverse interest to the Trust. Each nominee has consented to serve if elected. To the best knowledge of the Trust, as of March 31, 2000, no Trustee or nominee owned, individually, more than 1% of any Class of shares of any Fund, and the Trustees and nominees, in the aggregate, owned less than 5% of any shares of the Trust.

     The following table sets forth information concerning the nominees:

---------------------------- --------------------------- ------------------------------------------------------
                             DATE PERSON BECAME A
                             TRUSTEE & TRUST OFFICES                     PRINCIPAL OCCUPATION
NAME, ADDRESS & AGE          HELD, IF ANY                                 DURING PAST 5 YEARS
---------------------------- --------------------------- ------------------------------------------------------
Arthur D. Ally  (58)*        Trustee since January,      President and controlling shareholder of Covenant
1304 West Fairbanks Avenue   1994.  Currently serves     Funds, Inc.("CFI"), a holding company.  President
Winter Park, FL              as President of the Trust   and general partner of Timothy Partners,
                             and Chairman of the Board   Ltd.("TPL"), the investment adviser and principal
                             of Trustees.                underwriter to each Fund.  CFI is also the managing
                                                         general partner of TPL.
---------------------------- --------------------------- ------------------------------------------------------
Joseph E. Boatwright         Trustee since April,        Retired Minister.  Currently serves as a consultant
(68)**                       1995.  Currently serves     to the Greater Orlando Baptist Association.  Served
1410 Hyde Park Drive         as Secretary to the Trust.  as Senior Pastor to the Aloma Baptist Church from
Winter Park, FL                                          1970-1996.
---------------------------- --------------------------- ------------------------------------------------------
Wesley W. Pennington (68)    Trustee since January,      President, Westwind Holdings, Inc., a development
442 Raymond Avenue           1994.  Currently serves     company, since 1997.  President and controlling
Longwood, FL                 as Treasurer to the Trust.  shareholder, Weston, Inc., a fabric treatment company, form 1979-1997.
---------------------------- --------------------------- ------------------------------------------------------
Jock M. Sneddon (51)**       Trustee since January,      Physician, Florida Hospital Center.
6001 Vineland Drive          1997.
Orlando, FL
---------------------------- --------------------------- ------------------------------------------------------
W. Thomas Fyler, Jr. (42)    Trustee since December,     President, controlling shareholder of W.T. Fyler,
90 West Street, Suite 1820   1998                        Jr./Ephesus, Inc., a New York State registered
New York, NY  10006                                      investment advisory firm.  Founding member of the
                                                         National Association of Christian Financial
                                                         Consultants.
---------------------------- --------------------------- ------------------------------------------------------
Randy R. Brunson  (43)       Initial Nomination.  Has    Founder and Principal of Brunson Financial
4500 Hugh Howell Rd,         not previously served as    Management, Inc., a financial planning and
Suite 750                    Trustee of the Trust.       investment advisory firm located in Atlanta,
Tucker, GA  30084                                        Georgia.  Member, Institute of Certified Financial
                                                         Planners, the Institute for Investment Management
                                                         Consulting, and the Atlanta Health Care Alliance,
                                                         among others.
---------------------------- --------------------------- ------------------------------------------------------
Mathew D. Staver (43)**      Initial Nomination.  Has    Attorney specializing in free speech, appellate
210 East Palmetto Ave.       not previously served as    practice and religious liberty constitutional law.
Longwood, FL  32750          Trustee of the Trust.       Founder of Liberty Counsel, a religious civil
                                                         liberties education and legal defense organization.
                                                         Host of two radio programs devoted to religious
                                                         freedom issues.  Editor of a monthly newsletter
                                                         devoted to religious liberty topics.  Mr. Staver has
                                                         argued before the united States Supreme Court and
                                                         has published numerous legal articles.
---------------------------- --------------------------- ------------------------------------------------------
Charles E. Nelson  (65)      Initial Nomination.  Has    Director of Finance, Hospice of the Comforter, Inc.,
1145 Cross Creek             not previously served as    a non-profit organization.  Formerly Comptroller,
Altamonte Springs, FL        Trustee of the Trust.       Florida United Methodist Children's Home, Inc.
                                                         Formerly Credit Specialist with the Resolution Trust
                                                         Corporation and Senior Executive Vice President,
                                                         Barnett Bank of Central Florida, N.A. Formerly
                                                         managing partner, Arthur Anderson, CPA firm, Florida
                                                         branch.
---------------------------- --------------------------- ------------------------------------------------------
Mark A. Minnella  (44)       Initial Nomination.  Has    Principal and co-founder of  The Financial
1215 Fern Ridge Parkway,     not previously served as    Engineering Center, Inc. a registered investment
Suite 110                    Trustee of the Trust.       advisory firm.  Co-founder, treasurer and director
Creve Coeur, MO                                          of the National Association of Christian Financial
                                                         Consultants.  Mr. Minnella is a Registered
                                                         Investment Principal (NASD Series 24), and a
                                                         registered investment adviser (NASD Series 65).
                                                         Host of a weekly radio program in St. Louis devoted
                                                         to financial planning.  Frequent lecturer, teacher
                                                         and author of a variety of financial software
                                                         products.
---------------------------- --------------------------- ------------------------------------------------------

* Mr. Ally is an "interested" Trustee, as that term is defined in the 1940 Act, because of his positions with and financial interests in CFI and TPL.

** Messrs. Boatwright, Sneddon and Staver are "interested" Trustees, as that term is defined in the 1940 Act, because each has a limited partnership interest in TPL.

WHY ARE TRUSTEES BEING ELECTED AT THE PRESENT TIME?

     Under the 1940 Act, the Board may fill vacancies on the Board or appoint new Trustees, but only to the extent that, immediately afterwards, at least two-thirds of the Trustees then serving on the Board were elected by shareholders. Four of the five current Board members have been elected by shareholders, and there currently are two vacancies that have not been filled by appointment. Accordingly, the Board may not fill both existing vacancies without shareholder approval.

     In September, 1999, the Board considered the composition of the Board, the future needs of the Trust as new Funds were added, and potential changes to the federal rules governing the Board. After full discussion, the Board decided to expand from seven to nine members and to limit the Board to no more than four "interested" Trustees, as that term is defined in the 1940 Act. Since a sitting majority of the Board was elected by shareholders, the Board decided to delay the expansion of the Board until such time as other matters requiring shareholder approval arose, in order to save expense to the Trust. The Board began seeking qualified nominees to fill the existing vacancies and to fill the new Trusteeships authorized by the Board, and in April, 2000, nominated the persons described above as Trustees, called for a special meeting of the shareholders, and directed management of the Trust to take all necessary steps to effect the vote of the Board.

     If the Trust's shareholders approve Proposal # 1, the Board will be composed of four "interested" Trustees and six independent Trustees.
     Accordingly, 56% of the Board will be composed of independent Trustees. Current federal rules only require that 40% of the Board be independent. The Board believes that having a majority of independent Trustees serving on the Board better protects shareholder interests and allows for more diversity of opinion and input into the management of the Trust.

HOW LONG DO TRUSTEES SERVE ON THE BOARD?

     Trustees may serve on the Board until their successors are elected and qualified at a meeting of the Trust's shareholders. Because the Trust generally is not required to call periodic shareholder meetings, the Trustees may serve for an indefinite period of time. A Trustee may retire or resign at any time, and a Trustee may be removed from office at any time by a majority vote of the then sitting Trustees or by two-thirds vote of the outstanding shares of the Trust.

WHAT ARE THE BOARD'S RESPONSIBILITIES?

     The Board is responsible for the general management and oversight of the Trust's business affairs and for assuring that each Fund is managed according to its investment policies and restrictions and in accordance with federal and state laws and regulations, for the benefit of and in the best interests of the shareholders.

     The Board monitors the performance of each Fund and the quality of services provided to the Funds by the Trust's various service providers. At least annually, the Board reviews the performance of the investment managers of the Funds, decides whether to renew their contracts or replace them, and reviews the fees paid by the Funds for, and the quality of, all the services provided to the Funds.

     The Board represents the shareholders, and the Board is responsible for discussing with and guiding senior management of the Trust in correcting any deficiencies found by the Board with respect a Fund, monitoring potential conflicts that may arise between the Trust and affiliated parties to make sure that the shareholders' best interests are served, and generally supervising the affairs of the Trust so as to maximize value to the shareholders.

WHAT ARE THE BOARD'S STANDING COMMITTEES?

     The Board currently has only one standing committee, the Audit Committee. The current members of the Audit Committee are Arthur D. Ally (non-voting), Wesley Pennington, and W.T. Fyler. The Audit Committee is responsible for:

     o Considering management's recommendation of independent accountants for each Fund and evaluating the performance, expense and financial stability of the independent accountant(s);

     o Reviewing and coordinating audit plans prepared by the independent accountant(s) for each Fund; and

     o Reviewing financial statements contained in periodic reports to shareholders with the independent accountant(s) and Trust management.

HOW OFTEN DOES THE BOARD MEET?

     The Board typically meets four times a year to review the operations of the Trust and each Fund. Generally, all meetings are held in person at the offices of the Trust. The Audit Committee meets at least annually.

     During the fiscal year ended on December 31, 1999, the Board met four times and the Audit Committee met once. All of the current Trustees and Committee members attended at least 75% of those meetings.

ARE THE TRUSTEES AND OFFICERS OF THE TRUST PAID FOR THEIR SERVICES TO THE TRUST?

     Currently, none of the Trustees or officers of the Trust receives any compensation from the Trust for their services to the Trust. The Board has repeatedly determined not to pay itself compensation until such time as the Funds of the Trust grow in size to such a point where the expense is justified.

     Officers and/or Trustees of the Trust who are also officers of an affiliate of the Trust are paid for their services to the affiliate by such affiliate, but such compensation is unrelated to the person's service as a Trustee to the Trust.

HOW DOES THE BOARD RECOMMEND THAT I VOTE ON PROPOSAL # 1?

--------------------------------------------------------------------------------
     YOUR BOARD, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" PROPOSAL # 1.
--------------------------------------------------------------------------------

               PROPOSAL # 2. APPROVAL OF A REVISED RULE 12B-1 PLAN

WHICH SHAREHOLDERS VOTE FOR THIS PROPOSAL?

     You may vote on this Proposal only if you were the owner of Class A shares of the Timothy Plan Small-Cap Value Fund as of March 31, 2000.

WHAT IS A RULE 12B-1 PLAN?

     An investment company may pay for expenses relating to the distribution and servicing of its shares pursuant to a plan of distribution (a "Rule 12b-1 Plan") that complies with the provisions of Rule 12b-1 under the 1940 Act. These types of expenses include, but are not limited to, the payment of any commissions or distribution fees; preparation of advertising or sales literature; the cost of printing and mailing prospectuses to persons other than existing shareholders; maintaining account records for shareholders; answering inquiries relating to shareholders' accounts, the policies of the Fund, and the performance of their investments; providing assistance and handling transmission of funds in connection with purchase, redemption, and exchange orders for shares; providing assistance in connection with changing  account  setups  and  enrolling  in  various  optional  services;
     producing and disseminating shareholder communications or servicing materials; and expenses, including overhead, salaries, and telephone and other communications expenses, to authorized dealers and employees who provide such services.

WHAT IS THE DIFFERENCE BETWEEN THE CURRENT RULE 12B-1 PLAN AND THE PROPOSED RULE 12B-1 PLAN?

     The Trust's current Rule 12b-1 Plan for Class A shares for the Timothy Plan Small-Cap Value Fund (the "Fund") was originally approved by the Board and the sole initial shareholder of the Fund on February 10, 1996, and was amended on July 1, 1997. The Current Rule 12b-1 Plan is known as a "reimbursement plan". Under the current Rule 12b-1 Plan, the Fund's principal underwriter, TPL, may be reimbursed for eligible Rule 12-1 expenses it incurs during the Fund's fiscal year relating to the distribution and servicing of the Fund's Class A shares, up to a maximum of 0.25% of the average daily net assets of the Class A shares of the Fund. Under the current Rule 12b-1 Plan, TPL incurs the expense, then submits a request for reimbursement to the Fund, then the Fund reimburses TPL up to the maximum allowable amount. For the fiscal year ended December 31, 1999, TPL incurred total eligible Rule 12b-1 expenses of $______________ attributable to Class A shares and the Fund reimbursed TPL for a total of $____________.

     Class A shares of all Funds except the Small-Cap Value Fund, as well as Class B and Class C shares of every Fund, also operate under their own Rule 12b-1 Plans. These Plans are known as "compensation plans". A "compensation" plan accrues and pays Rule 12b-1 fees to TPL on a monthly basis without the requirement of a prior request for reimbursement. A compensation plan is easier to administer and less cumbersome to monitor. Under a compensation plan, the applicable Fund accrues Rule 12b-1 fees against the appropriate share class in the amount set forth in the applicable Plan and periodically pays the accrued fees to TPL and other eligible service providers. There is no need for TPL to first submit expenses to the Trust for approval. The Board has agreed that it would be in the Trust's best interests to have all Rule 12b-1 Plans for every Fund operate on a consistent basis. Accordingly, the Board is recommending that the Class A shareholders of the Timothy Plan Small-Cap Value fund approve the conversion of the current Rule 12b-1 Plan from a "reimbursement plan" to a "compensation plan".

     Under both the current and proposed Rule 12b-1 Plans, Class A shares of the Fund reimburse or pay TPL a fee computed at a maximum annual rate of 0.25% of the average daily net assets of the Class A shares of the Fund.

     OTHER THAN CHANGING FROM A REIMBURSEMENT TO A COMPENSATION MODEL FOR THE RULE 12B-1 PLAN, THE REVISED RULE 12B-1 PLAN IS ON THE SAME TERMS AS THE FUND'S CURRENT RULE 12B-1 PLAN. A FORM OF THE NEW RULE 12B-1 PLAN IS ATTACHED HERETO AS EXHIBIT B. NO CHANGE IN FEES IS BEING PROPOSED.

WHAT IS THE TERM OF THE PROPOSED NEW RULE 12B-1 PLAN?

     Just like the current Rule 12b-1 Plan, the proposed new Rule 12b-1 Plan will continue in effect for an initial term of one year, and may continue thereafter from year to year if specifically approved at least annually by vote of "a majority of the outstanding voting securities" of the Class A shares of the Fund, as defined under the 1940 Act, or by the Board, including, in either event, the vote of a majority of the "non interested" Trustees, cast in person at a meeting called for such purpose. Like the current Rule 12b-1 Plan, the new Rule 12b-1 Plan will require TPL to prepare reports to the Board on a quarterly basis showing the amounts expended on eligible expenses, if any, the amounts accrued and paid to TPL and others pursuant to the Plan, and such other information as from time to time the Board may reasonably request.

HAS THE BOARD APPROVED THE PROPOSED RULE 12B-1 PLAN?

     On November 5, 1999, the Board, including a majority of the "non-interested" Trustees, voted to approve the new Rule 12b-1 Plan and directed that the Plan be submitted to the Fund shareholders at the next shareholder meeting, along with a recommendation that such shareholders approve the Rule 12b-1 Plan.

     In approving the new Rule 12b-1 Plan, the Board determined, as with the current Rule 12b-1 Plan, that there is a reasonable likelihood that the new Rule 12b-1 Plan would benefit the Trust, the Fund and its Class A shareholders. In doing so, the Board considered several factors, including that the new Rule 12b-1 Plan would likely (i) facilitate distribution of the Fund's Class A shares, (ii) help maintain the competitive position of the Trust in relation to other funds that have implemented or are seeking to implement similar distribution arrangements; and (iii) permit possible economies of scale through increased Fund size.

     If the new Rule 12b-1 Plan is approved by the Fund's Class A shareholders, it will become effective and will replace the current Rule 12b-1 Plan immediately. If the shareholders do not approve the new Rule 12b-1 Plan, the Board would consider alternative action.

HOW DOES THE BOARD RECOMMEND THAT I VOTE ON PROPOSAL # 2?

--------------------------------------------------------------------------------
     YOUR BOARD, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" PROPOSAL # 2.
--------------------------------------------------------------------------------

          PROPOSAL # 3. CONVERSION OF CLASS C SHARES TO CLASS B SHARES

WHO MAY VOTE ON THIS PROPOSAL?

     Only Class C shareholders of the Timothy Plan Small-Cap Value Fund, Timothy Plan Mid/Large-Cap Value Fund and Timothy Plan Fixed Income Fund may vote on this Proposal.

WHY IS THE TRUST SEEKING TO CONVERT CLASS C SHARES TO CLASS B SHARES?

     The Trust currently offers Class A, Class B and Class C shares on the following Funds: The Timothy Plan Small-Cap Value Fund, Timothy Plan Mid/Large-Cap Value Fund, and Timothy Plan Fixed Income Fund. Each share Class has different sales charges and ongoing fee structures. Class C shares do not impose a front-end sales load on investors. 100% of a person's investment in Class C shares is invested in the Fund of his or her choice. However, Class C shares are subject to an ongoing Rule 12b-1 fee of 1%.

     Each share class offered by the Trust is subject to fees and expenses relating to the operations of that share class, as well as fees and expenses that are common to all share classes. To the major service providers for the Trust, each class of shares is treated as if it were an individual Fund for purposes of computing charges. Accordingly, in order to be successful, each share class must achieve a certain level of assets in order to be independently self-sustaining.

     Class C shares have been offered to the public since May 1, 1999. As can be seen from the share breakdown on Exhibit A, the Class has not attracted many investors. The expenses relating to the Class C shares, combined with the lack of assets in the Class, has caused the Board to examine the ongoing viability of the Class. The Board has agreed that it is not economically prudent to continue offering Class C shares, and on February 25, 2000, unanimously agreed to indefinitely suspend the offering of Class C shares.

     Although the Trust is no longer offering new Class C shares to the public, the existing and outstanding Class C shares are still incurring ongoing fees and expenses, and will continue to do so as long as they exist. The only way to stop the accrual of fees is for (1) all Class C shareholders to redeem their shares; or (2) convert the Class C shares to another Class. After full discussion, the Board unanimously agreed that it would be in the best interests of the Class C shareholders and the Trust to convert all Class C shares to Class B shares.

HOW WILL THE CONVERSION TO CLASS B SHARES AFFECT ME?

     Your ongoing expenses will eventually decline and you will immediately be exempt from all CDSC fees.

     As discussed above, Class C shares are subject to a permanent and ongoing Rule 12b-1 fee of 1%. Class B shares are also subject to an ongoing Rule 12b-1 fee of 1%, but the fee is reduced to 0.25% after fees equally the equivalent of certain front-end sales loads is reached, generally after about 5 years. Accordingly, if you approve converting your Class C shares to Class B shares, your Rule 12b-1 fees will eventually decrease from 1.00% to 0.25%.

     Class B shares are subject to declining contingent deferred sales charges ("CDSC") charges over a time period of five years. Class B shares impose CDSC charges because brokers, dealers and other financial professionals who sell shares of the Funds expect to be compensated for those sales. Under the Class B share structure, TPL advances to the seller a 4% commission, then recovers that amount by receiving 0.75% in Rule 12b-1 fees until the economic equivalent of the 4% sales charge has been recovered.

     If Class C shareholders approve the conversion, TPL has agreed to advance an additional commission of 3% to all sellers of existing Class C shares, in order to compensate them for the termination of their ongoing receipt of Rule 12b-1 fees. TPL will recover such advances through the receipt of Rule 12b-1 fees until the economic equivalent of the 4% sales charge has been recovered from the converting Class C shares. TPL has also agreed that if the conversion is approved, Class C shareholders will be exempt from all CDSC charges on their existing holdings, and may thereafter redeem their shares at any time without having to pay any CDSC charge. Any losses that TPL may incur as a result of such an agreement will be borne solely by TPL.

     If you vote to convert from Class C to Class B shares, all reinvested dividends and capital gains distributions from your existing shares will also be exempt from CDSC charges. However, any subsequent purchase by you of Class B shares will be subject to the same CDSC charges and ongoing fees as all other Class B shareholders.

DOES A MAJORITY OF CLASS C SHAREHOLDERS OF ALL FUNDS HAVE TO APPROVE THE CONVERSION?

     Each Fund's Class C shareholders are independent of each other Fund. All Class C shareholders will vote on the conversion, but each Fund's Class C share vote will be tallied separately. Accordingly, Class C shareholders of one Fund might approve the conversion, while Class C shareholders of another Fund might reject the conversion. In such a case, the Fund(s) that gained approval for the conversion would then have only two classes of shares, Class A and B, and the Fund(s) that rejected the conversion would continue to have all three Classes.

WHAT HAPPENS IF MY FUND'S CLASS C SHAREHOLDERS DO NOT APPROVE THE CONVERSION TO CLASS B SHARES?

     If you and your fellow shareholders do not approve the conversion for your Fund, your fees and expenses are likely to increase dramatically and have a very negative effect on the performance of your Class C shares over time.

     The Board has decided not to offer Class C shares any more. That means that there will be no additional shareholders of Class C shares to help you share the burden of fees and expenses on those shares. You and your remaining shareholders will bear those expenses alone. As other Class C shareholders redeem their shares, fewer and fewer of you will be paying expenses that are, in many cases fixed for the entire Class, no mater how few shareholders there are. This means that as there are fewer shareholders, the remaining shareholders will pay an increasing share of those expenses. The effect on your shares is obvious. AS your expenses increase, your overall return will decrease.

WHEN WILL PROPOSAL # 3 BE IMPLEMENTED?

     If each Fund's Class C shareholders approve the Proposal, it will take effect immediately and your shares will be converted to Class B shares as of the close of business on that day. If the Class C shareholders of one or more affected Funds do not approve the Proposal, the Board will consider alternative actions.

HOW DOES THE BOARD RECOMMEND THAT I VOTE ON PROPOSAL # 3?

--------------------------------------------------------------------------------
     YOUR BOARD, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" PROPOSAL # 3.
--------------------------------------------------------------------------------

                                OTHER INFORMATION

UNDERWRITER

     Timothy Partners, Ltd. ("TPL") is a broker/dealer registered as such with the Securities and Exchange Commission, and is a member in good standing of the National Association of Securities Dealers. TPL has been providing underwriting services to the Funds of the Trust since 1997.

     TPL is not compensated by the Trust for its services to the Funds of the Trust. TPL retains commissions on sales of Fund shares when such sales are not effected by an outside broker, dealer or financial professional. TPL receives the same commissions as any other broker with whom the Trust has entered into a selling agreement.

ALLOCATION OF PORTFOLIO TRANSACTIONS

     TPL also serves as the investment adviser for each Fund. TPL, with the consent of the Board and each Fund's shareholders, has engaged other firms to serve as the day-to-day investment managers for each Fund (the "Sub-Advisers"). TPL, in effecting purchases and sales of portfolio securities for the account of the Funds, is responsible for insuring that such purchases and sales are effected by the Sub-Advisers in accordance with the Trust's policy of seeking best execution of orders, which includes best net prices, except to the extent that the Sub-Advisers may be permitted to pay higher brokerage commissions for research services as described below. Consistent with this policy, orders for portfolio transactions are placed with broker-dealer firms giving consideration to the quality, quantity and nature of each firm's professional services, which include execution, clearance procedures, wire service quotations and statistical and other research information provided to the Funds. Any research benefits derived are available for all clients, including clients of affiliated companies. Since statistical and other research information is only supplementary to research efforts of TPL and the Sub-Advisers, and such information still must be analyzed and reviewed by its staff, the receipt of research information is not expected to materially reduce the Sub-Advisers' expenses. In selecting among firms believed to meet the criteria for handling a particular transaction, the Sub-Advisers may give consideration to those firms that have sold or are selling shares of the Trust, as well as to those firms that provide market, statistical and other research information to the Trust, TPL and to the Sub-Advisers. TPL and the Sub-Advisers are not authorized to pay higher commissions, or in the case of principal trades, higher prices, to firms that provide such services, except as provided below.

     TPL and the Sub-Advisers may in certain instances be permitted to pay higher brokerage commissions solely for receipt of market, statistical and other research services. Subject to Section 28(e) of the Securities Exchange Act of 1934 and procedures adopted by the Board, the Funds could pay to a firm that provides research services to TPL and/or the Sub-Advisers a commission for effecting a securities transaction for a Fund in excess of the amount other firms would have charged for the transaction. The Fund could do this if TPL and/or the Sub-Advisers determines in good faith that the greater commission is reasonable in relation to the value of the research services provided by the executing firm viewed in terms either of a particular transaction or TPL the Sub-Advisers' overall responsibilities to the Funds or other clients. Not all such research services may be useful or of value in advising a particular series.
     Research benefits will be available for all clients of TPL and its subsidiaries. In addition, the investment management fee paid by the Fund to TPL is not reduced because it receives these research services.

PROPOSALS OF SHAREHOLDERS

     As a Delaware Business Trust, the Trust is not required to hold annual shareholder meetings, but will hold special meetings as required or deemed desirable. Since the Trust does not hold regular meetings of shareholders, the anticipated date of the next shareholders meeting cannot be provided. Any shareholder proposal that may properly be included in the proxy solicitation material for a special shareholder meeting must be received by the Trust no later than four months prior to the date when proxy statements are mailed to shareholders.

OTHER MATTERS TO COME BEFORE THE MEETING

     The Board is not aware of any matters that will be presented for action at the meeting other than the matters set forth herein. Should any other matters requiring a vote of shareholders arise, the proxy in the accompanying form will confer upon the person or persons entitled to vote the shares represented by such proxy the discretionary authority to vote the shares as to any such other matters in accordance with their best judgment in the interest of the Trust.


PLEASE COMPLETE, SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

                                    EXHIBIT A

                            TOTAL OUTSTANDING SHARES
                        OF EACH FUND, BY CLASS AND TOTAL,
                              AS OF MARCH 31, 2000

----------------------------------------- ---------------- ------------- ------------- ------------- --------------------
NAME OF TIMOTHY PLAN FUND                     NO-LOAD        CLASS A       CLASS B       CLASS C            TOTAL
----------------------------------------- ---------------- ------------- ------------- ------------- --------------------
Small-Cap Value Fund                                   NA     1,106,940     1,212,156        25,500            2,344,596
----------------------------------------- ---------------- ------------- ------------- ------------- --------------------
Mid/Large Cap Value Fund                               NA       147,653       107,034        17,976              272,663
----------------------------------------- ---------------- ------------- ------------- ------------- --------------------
Fixed Income Fund                                      NA        17,614        33,039         6,087               56,740
----------------------------------------- ---------------- ------------- ------------- ------------- --------------------
Money Market Fund                               1,125,958            NA            NA            NA            1,125,958
----------------------------------------- ---------------- ------------- ------------- ------------- --------------------
Small-Cap Variable Series                         144,655            NA            NA            NA              144,655
----------------------------------------- ---------------- ------------- ------------- ------------- --------------------

                              HOLDERS OF MORE THAN
                            5% OF EACH FUND'S SHARES

------------------------- --------------------- ----------- ---------------- -------------------- -----------------------
                                                SHARE                                             % OWNERSHIP OF TOTAL
                          NAME OF FUND IN       CLASS       NUMBER OF        % OWNERSHIP OF       OUTSTANDING FUND
NAME OF SHAREHOLDER       WHICH SHARES HELD     OWNED       SHARES OWNED     SHARE CLASS          SHARES, ALL CLASSES
------------------------- --------------------- ----------- ---------------- -------------------- -----------------------
Annuity Investors Life,   Timothy Plan
FBO annuity investors     Small-Cap Variable     No-Load
                          Series                                144,655             100%                   100%
------------------------- --------------------- ----------- ---------------- -------------------- -----------------------
Liberty Counsel, Inc.     Timothy Plan Money
FBO, beneficiaries        Market Fund            No Load        116,147            10.32%                 10.32%
------------------------- --------------------- ----------- ---------------- -------------------- -----------------------
                          Timothy Plan Money
Sneddon, JM               Market Fund            No Load        103,276             9.17%                 9.17%
------------------------- --------------------- ----------- ---------------- -------------------- -----------------------
                          Timothy Plan Money
Kerchner, DM              Market Fund            No Load        88,896              7.90%                 7.90%
------------------------- --------------------- ----------- ---------------- -------------------- -----------------------
                          Timothy Plan
Jerene, KD, IRA           Small-Cap Value Fund   Class C         2,578             10.11%                  0.1%
------------------------- --------------------- ----------- ---------------- -------------------- -----------------------
Donaldson, Lufkin &       Timothy Plan
Jenrette, FBO customer    Small-Cap Value Fund
accts.                                           Class C         2,419              9.48%                  0.1%
------------------------- --------------------- ----------- ---------------- -------------------- -----------------------
                          Timothy Plan
Eason, KR                 Small-Cap Value Fund   Class C         3,622             14.21%                 0.15%
------------------------- --------------------- ----------- ---------------- -------------------- -----------------------
                          Timothy Plan
Shipp, BW                 Small-Cap Value Fund   Class C         3,461             13.45%                 0.15%
------------------------- --------------------- ----------- ---------------- -------------------- -----------------------
                          Timothy Plan
Karv, KP, IRA             Small-Cap Value Fund   Class C         4,850             19.02%                 0.21%
------------------------- --------------------- ----------- ---------------- -------------------- -----------------------
                          Timothy Plan
Wuertz, DR                Mid/Large-Cap Value
                          Fund                   Class A        13,503              9.14%                 4.95%
------------------------- --------------------- ----------- ---------------- -------------------- -----------------------
                          Timothy Plan
RigidPly Rafters, Inc.    Mid/Large-Cap Value
                          Fund                   Class A        13,087              8.86%                 4.80%
------------------------- --------------------- ----------- ---------------- -------------------- -----------------------
                          Timothy Plan
William, R, IRA           Mid/Large-Cap Value
                          Fund                   Class A        12,863              8.71%                 4.72%
------------------------- --------------------- ----------- ---------------- -------------------- -----------------------
                          Timothy Plan
Kelly, E.                 Mid/Large-Cap Value
                          Fund                   Class A        12,152              8.23%                 4.46%
------------------------- --------------------- ----------- ---------------- -------------------- -----------------------
                          Timothy Plan
NFCS FBO customer accts.  Mid/Large-Cap Value
                          Fund                   Class B        12,048             11.26%                 4.42%
------------------------- --------------------- ----------- ---------------- -------------------- -----------------------
                          Timothy Plan
Walker, DM                Mid/Large-Cap Value
                          Fund                   Class B         8,081              7.55%                 2.96%
------------------------- --------------------- ----------- ---------------- -------------------- -----------------------
                          Timothy Plan
Lammers, JD               Mid/Large-Cap Value
                          Fund                   Class B         6,433              6.01%                 2.36%
------------------------- --------------------- ----------- ---------------- -------------------- -----------------------
                          Timothy Plan
Murphy, CM                Mid/Large-Cap Value
                          Fund                   Class B         6,302              5.89%                 2.31%
------------------------- --------------------- ----------- ---------------- -------------------- -----------------------
                          Timothy Plan
NFCS FBO customer accts.  Mid/Large-Cap Value
                          Fund                   Class B         6,024              5.63%                 2.21%
------------------------- --------------------- ----------- ---------------- -------------------- -----------------------
                          Timothy Plan
St. Josaphats             Mid/Large-Cap Value
                          Fund                  Class C          1,043              5.80%                 0.38%
------------------------- --------------------- ----------- ---------------- -------------------- -----------------------
                          Timothy Plan
Bernard, RT               Mid/Large-Cap Value
                          Fund                   Class C         4,034             22.44%                 1.48%
------------------------- --------------------- ----------- ---------------- -------------------- -----------------------
                          Timothy Plan
Fox Asset Management,     Mid/Large-Cap Value
Inc.                      Fund                   Class C        10,044             55.87%                 3.68%
------------------------- --------------------- ----------- ---------------- -------------------- -----------------------
                          Timothy Plan Fixed
NFCS FBO customer accts.  Income  Fund           Class A         1,024              5.82%                 1.80%
------------------------- --------------------- ----------- ---------------- -------------------- -----------------------
                          Timothy Plan Fixed
Breil, R.                 Income  Fund           Class A         1,023              5.81%                 1.80%
------------------------- --------------------- ----------- ---------------- -------------------- -----------------------
                          Timothy Plan Fixed
Benes, B.                 Income  Fund           Class A         3,407             19.34%                 6.00%
------------------------- --------------------- ----------- ---------------- -------------------- -----------------------
                          Timothy Plan Fixed
Kluck, MP                 Income  Fund           Class A         1,310              7.43%                 2.31%
------------------------- --------------------- ----------- ---------------- -------------------- -----------------------
                          Timothy Plan Fixed
Meekhof, D                Income  Fund           Class A         1,227              6.96%                 2.16%
------------------------- --------------------- ----------- ---------------- -------------------- -----------------------
Glasscock, J              Timothy Plan Fixed
                          Income  Fund           Class A         1,197              6.80%                 2.11%
------------------------- --------------------- ----------- ---------------- -------------------- -----------------------
                          Timothy Plan Fixed
Carrie, CH                Income  Fund           Class A         4,399             24.97%                 7.75%
------------------------- --------------------- ----------- ---------------- -------------------- -----------------------
                          Timothy Plan Fixed
George, C                 Income  Fund           Class B         3,115              9.43%                 5.49%
------------------------- --------------------- ----------- ---------------- -------------------- -----------------------
                          Timothy Plan Fixed
Geier, MJ                 Income  Fund           Class B         2,954              8.94%                 5.21%
------------------------- --------------------- ----------- ---------------- -------------------- -----------------------
                          Timothy Plan Fixed
Murphy, CM                Income  Fund           Class B         5,623             17.02%                 9.91%
------------------------- --------------------- ----------- ---------------- -------------------- -----------------------
                          Timothy Plan Fixed
Graybill, DM              Income  Fund           Class B         5,133             15.54%                 9.05%
------------------------- --------------------- ----------- ---------------- -------------------- -----------------------
                          Timothy Plan Fixed
NFCS FBO customer accts.  Income  Fund           Class C         5,225             85.83%                 9.21%
------------------------- --------------------- ----------- ---------------- -------------------- -----------------------
                          Timothy Plan Fixed
Zollman, VJ               Income  Fund           Class C          376               6.18%                 0.66%
------------------------- --------------------- ----------- ---------------- -------------------- -----------------------

                                    EXHIBIT B

                          FORM OF PLAN OF DISTRIBUTION
                             PURSUANT TO RULE 12B-1
                               FOR CLASS A SHARES
                               OF THE TIMOTHY PLAN

                                    RECITALS

1. THE TIMOTHY PLAN, an unincorporated organization operating as a business trust under the laws of the State of Delaware (the "Trust") is engaged in business as an open-end management investment company and is registered as such under the Investment Company Act of 1940, as amended (the "Act").

2. The Trust operates as a "series company" within the meaning of Rule 18f-2 under the Act and is authorized to issue shares of beneficial interest in various series (collectively the "Funds").

3. The Trust presently offers seven Funds. This Plan applies to Class A shares offered by the following Funds of the Trust;

     Timothy Plan Small-Cap Value Fund (the "Fund")

4. The Fund may utilize Fund assets to pay for sales or promotional services or activities that have been or will be provided in connection with distribution of Class A shares of the Fund if such payments are made pursuant to a Plan adopted and continued in accordance with Rule 12b-1 under the Act.

5. The Fund, by virtue of such arrangement, may be deemed to act as a distributor of its shares as provided in Rule 12b-1 under the Act and desires to adopt a Plan pursuant to such Rule (the "Plan").

6. The Trustees as a whole, and the Trustees who are not interested persons of the Trust (as defined in the Act) and who have no direct or indirect financial interest in the operation of this Plan and any agreements relating to it (the "Qualified Trustees"), have determined, in the exercise of reasonable business judgment and in light of their fiduciary duties under state law and under Section 36(a) and (b) of the Act, that there is a reasonable likelihood that this Plan will benefit the Fund and its shareholders, and have approved the Plan by votes cast in person at a meeting called for the purpose of voting on this Plan and agreements related thereto.

7.   The Class A shareholders of the Fund have approved the Plan.

                                 PLAN PROVISIONS

SECTION 1.  EXPENDITURES

     (a) Purposes. Fund assets may be utilized to pay for promotional services related to the distribution of Fund shares, including personal services provided to prospective and existing Fund shareholders, which include the costs of: printing and distribution of prospectuses and promotional materials; making slides and charts for presentations; assisting shareholders and prospective investors in understanding and dealing with the Fund; and travel and out-of-pocket expenses (e.g. copy and long distance telephone charges) related thereto.

     (b)  Amounts.   The  Fund  will  pay  to  Timothy   Partners,   Ltd.   (the
     "Underwriter") a monthly distribution/servicing fee at an annual rate of 0.25% of the Fund's net assets, such fees to be computed daily based on the daily average net assets of the Fund. The Underwriter shall utilize such fees to pay for sales and promotional services related to the distribution of Fund shares, including personal services provided to prospective and existing Fund shareholders.

SECTION 2.  TERM AND TERMINATION

     (a) Initial Term. This Plan shall become effective on May 15, 2000 and shall continue in effect for a period of one year thereafter unless terminated or otherwise continued or discontinued as provided in this Plan.

     (b) Continuation of the Plan. The Plan and any related agreements shall continue in effect for periods of one year thereafter for so long as such continuance is specifically approved at least annually by votes of a majority of both (a) the Trustees of the Trust and (b) the Qualified Trustees, cast in person at a meeting called for the purpose of voting on this Plan and such related agreements.

     (c) Termination of the Plan. This Plan may be terminated at any time by vote of a majority of the Qualified Trustees, or by vote of a majority of the outstanding voting securities of the Class A Shares of the Fund.

SECTION 3.  AMENDMENTS

     This Plan may not be amended to increase materially the amount of distribution expenditures provided for in Section 1 hereof unless such amendment is approved by a vote of the majority of the outstanding voting securities of the Class A Shares of the Fund, and no material amendment to the Plan shall be made unless approved in the manner provided for annual renewal in Section 2(b) hereof.

SECTION 4.  INDEPENDENT TRUSTEES

     While this Plan is in effect, the selection and nomination of Trustees who are not interested persons of the Trust (as defined in the Act) shall be committed to the discretion of the Trustees who are not interested persons.

SECTION 5.  QUARTERLY REPORTS

     The Underwriter shall provide to the Trustees and the Trustees shall review, at least quarterly, a written report of the amounts accrued and the amounts expended under this Plan for distribution, along with the purposes for which such expenditures were made.

SECTION 6.  RECORDKEEPING

     The Trust shall preserve copies of this Plan and any related agreements and all reports made pursuant to Section 5 hereof, for a period of not less than six years from the date of this Plan, the first two years in an easily accessible place.

SECTION 7.  AGREEMENTS RELATED TO THIS PLAN

     Agreements with persons providing distribution services to be paid for under this Plan shall provide that:

     (a) the agreement will continue in effect for a period of one year and will continue thereafter only if specifically approved by vote of a majority of the Trustees of the Trust;

     (b) the agreement may be terminated at any time, without payment of any penalty, by vote of a majority of (i) the Qualified Trustees or (ii) the outstanding voting securities of a Fund, on not more than sixty
          (60) days' written notice to any other party to the agreement;

     (c) the agreement will terminate automatically in the event of an assignment; and

     (d) in the event the agreement is terminated or otherwise discontinued, no further payments will be made by the Fund after the effective date of such action.

--------------------------------------------------------------------------------

                                ABOUT THE BALLOT

Shown below is the ballot that you will use to vote on the matters described above and hereafter in these proxy materials.

--------------------------------------------------------------------------------
                                THE TIMOTHY PLAN

Proposal # 1. Elect the following persons as Trustees, to serve until their successors are elected and qualified.

(1) Arthur D. Ally,      (2) Joseph E. Boatwright,     (3) Wesley W. Pennington,
(4) Jock M. Sneddon,     (5) W.T.  Fyler,              (6) Randy R. Brunson,
(7) Mathew D. Staver,    (8) Charles E. Nelson, and    (9) Mark A. Minnella

All Shareholders of All Funds:

For All                        For All Except                  Withhold All
/ /                            / /                             / /

--------------------------------------------------------------------------------
To withhold authority to vote on any individual nominee(s), please print the number(s)of the nominee(s) on the line above.

Proposal # 2. Approve a revised Rule 12b-1 Plan for Class A Shares of the the Timothy Plan Small-Cap Value Fund.

Class A Shareholders of the Timothy Plan Small-Cap Value Fund Only:

For                            Aginst                          Abstain
/ /                            / /                             / /

Proposal # 3. Approve the conversion of Class C Shares to Class B Shares:

Timothy Plan Small-Cap Value Fund Class C shareholders Only:

For                            Aginst                          Abstain
/ /                            / /                             / /

Timothy Plan Mid/Large-Cap Value Fund Class C Shareholders Only:

For                            Aginst                          Abstain
/ /                            / /                             / /

Timothy Plan Fixed Income Fund Class C Shareholders Only:

For                            Aginst                          Abstain
/ /                            / /                             / /

Signature(s) (All registered owners of accounts shown to the left must sign. If signing for a corporation, estate or trust, please indicate your capacity or title.)

X
--------------------------------------------------------------------------------
Signature                                                        Date

X
--------------------------------------------------------------------------------
Signature                                                        Date

PLEASE VOTE TODAY!

Please vote all issues shown on your ballot.

Please vote on each issue using blue or black ink to mark an X in one of the three boxes provided on each ballot. On all Items, mark -- For, Against or Abstain. Then sign, date and return your ballot in the accompanying postage-paid envelope. All registered owners of an account, as shown in the address on the ballot, must sign the ballot. If you are signing for a corporation, trust or estate, please indicate your title or position.

                   THANK YOU FOR MAILING YOUR BALLOT PROMPTLY!

Your vote is needed! Please vote on the reverse side of this form and sign in the space provided. Return your completed proxy in the enclosed envelope today.

You may receive additional proxies for your other accounts with the Trust. These are not duplicates; you should sign and return each proxy card in order for your votes to be counted. Please return them as soon as possible to help save the cost of additional mailings.

The signers of this proxy hereby appoint _____________, _____________ and _____________, and each of them, attorneys and proxies, with power of substitution in each, to vote all shares for the signers at the special meeting of shareholders to be held May 15, 2000, and at any adjournments thereof, as specified herein, and in accordance with their best judgment, on any other business that may properly come before this meeting. If no specification is made herein, all shares will be voted "FOR" the proposals set forth on this proxy. The proxy is solicited by the Board of Trust which recommends a vote "FOR" all matters.